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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 22, 2002




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


       Delaware                     0-27170                     61-1289391
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)               File No.)               Identification No.)


  344 17th Street, Ashland, Kentucky                              41101
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (606) 325-4789
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

          On July 22, 2002, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the first quarter ended June 30, 2002.

          (a)    Exhibits

                 99 Press release dated July 22, 2002



















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CLASSIC BANCSHARES, INC.



Date: July 22, 2002                          By: /s/ Lisah M. Frazier
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                                             Lisah M. Frazier, Chief Operation
                                             Officer and Chief Financial Officer















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